UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
3/12/2025
Date of Report
(Date of earliest event reported)

Arrowhead Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
177 E. Colorado Blvd, Suite 700, Pasadena, CA 91105
(Address of principal executive offices, including Zip Code)
(626) 304-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARWR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The following proposals were submitted to the stockholders of Arrowhead Pharmaceuticals, Inc. (the “Company”) at the 2025 Annual Meeting of Stockholders held on March 12, 2025:
•To elect eight directors to serve as members of the Company’s Board of Directors until the next Annual Meeting or until their successors are elected;
•To approve, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers;
•To approve, on an advisory (non-binding) basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers; and
•To ratify the selection of KPMG LLP as independent auditors of the Company for the fiscal year ended September 30, 2025.
As of January 17, 2025, the record date for the Annual Meeting, the Company had 125,073,046 shares of its common stock outstanding and entitled to vote. At the Annual Meeting 102,744,508 shares were present in person or represented by proxy and entitled to vote. Based on the votes cast in person and by proxy, each proposal passed, including the election of each director. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Election of Directors

NAME	FOR	AGAINST	ABSTAIN	NON VOTES
Christopher Anzalone	78,346,448	4,406,009	117,717	19,860,329
William Waddill	74,963,684	7,769,128	137,362	19,860,329
Michael Perry	80,137,421	2,594,224	138,529	19,860,329
Victoria Vakiener	80,629,562	2,087,405	153,207	19,860,329
Mauro Ferrari	80,079,870	2,649,068	141,236	19,860,329
Adeoye Olukoton	80,519,828	2,219,988	130,358	19,860,329
Hongbo Lu	81,171,464	1,552,680	146,030	19,860,329
Douglas Ingram	68,899,124	13,843,071	127,979	19,860,329

Advisory Vote to Approve Executive Compensation

75,327,072 FOR 7,389,926 AGAINST 153,176 ABSTAIN 19,860,329 NON VOTES

Advisory Vote on the Frequency of Future Shareholder Advisory Votes to Approve Executive Compensation

79,893,615 1 YEAR 211,202 2 YEARS 2,466,302 3 YEARS 299,055 ABSTAIN 0 NON VOTES

Ratification of KPMG as Independent Auditors of the Company

100,977,999 FOR 1,203,719 AGAINST 548,785 ABSTAIN 0 NON VOTES

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: March 18, 2025

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Kenneth Myszkowski
Kenneth Myszkowski
Chief Financial Officer